                                                                   Exhibit 10.23


                             128 TECHNOLOGY CENTER
                       PARAMETRIC TECHNOLOGY CORPORATION
                                AMENDMENT NO. 8

Reference is made to the original lease dated June 1, 1987 and subsequently amended March 10, 1988, November 9, 1988, November 8, 1989, January 21, 1991, March 10, 1992, November 25, 1992, June 8, 1993 and April 14, 1994 collectively (the "Lease") by and between 128 Technology Trust under a Declaration of Trust dated October 12, 1993, recorded in Middlesex County Registry of Deeds Southern District, Book 15268, Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors, and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having a principal place of business at 128 Technology Drive, Waltham, Massachusetts 02154 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where to context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For good and valuable consideration, the receipt of legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

AREA:                         9,340 + rentable square feet on the fourth (4th
                                    -
                              floor)


AVAILABILITY:                 Approximately May 1, 1995

RENT
COMMENCEMENT:                Upon availability

RENTAL RATE:                 $21.00 per rentable square foot through October 31,
                             1997
                             $20.50 per rentable square foot through October 31,
                             1999

TAX & OPERATING
BASE:                        1992 Actuals

TERM: For area in this proposal, the term will be for five (5) years terminating on October 31, 1999.

                             Also the term of all space will be extended two (2) additional years October 31, 2001 at $22.00 per rentable square foot, however, either party may cancel this last two (2) year extension by providing the other party prior written notice no later than October 31, 1998.

RELOCATION RIGHTS:           PTC will have the right to relocate up to 50,390
                             (41,950+ 9,340) rentable square feet to another
                             Saracen Companies, Inc. property provided PTC gives at lease six (6) months prior written notice and receives Landlord's written consent.

                             Furthermore, PTC will have the right under similar terms and conditions to relocate to another Saracen Companies, Inc. building all existing space (+130,000 rentable square feet) after October 31,
                              -
                             1997.


In all other respects, the terms and provisions of the Lease and subsequent amendments are hereby ratified and confirmed and remain in full force and effect and unamended.

Executed as a sealed instrument this 19th day of January 1995.
                                     ----                   -

LESSOR:  128 TECHNOLOGY TRUST


BY:      /s/_________________________
         ----------------------------
         Dominic J. Saraceno, as Trustee of
         128 Technology Trust

BY:      /s/_________________________
         ----------------------------
         Kurt W. Saraceno, as Trustee of
         128 Technology Trust

LESSEE:  PARAMETRIC TECHNOLOGY CORPORATION


BY:      /s/_________________________
         ----------------------------

TITLE:   CFO_________________________
         ----------------------------